Contingencies	12 Months Ended
Dec. 31, 2023
Contingencies [Abstract]
Contingencies
22.	Contingencies

On October 20, 2022, Louisa Mojela filed a claim against Canmart and the Company for wrongful termination of her Service Agreement. The claimant sought £1,832,150.62 plus further administrative and legal fees. The Company denied her claim and lodged a counterclaim lodged for losses caused by the Claimant including a loan of US $6,849,935.69 (The loan we cited in the proceedings was US$3,000,000) Akanda advanced to Bophelo. On January 31, 2023, Mojela applied for summary judgment in respect of some but not all of these amounts. On October 30, 2023, Mojela’s entire application for summary judgment failed. On January 15, 2024 a consequentials hearing was held at which the High Court subsequently awarded Akanda and Canmart £60,000 for legal costs. On February 5, 2024, Mojela sought permission to appeal of the summary judgment decision but her application for permission to appeal was refused on April 11, 2024. On April 17, 2024, Mojela applied for a hearing to renew her application to appeal. In the meanwhile proceedings are stayed as parties await the results of this hearing.

On April 29, 2023, Trevor Scott, former CFO of the Company, issued a claim against the Company for amounts owing under his employment agreement totaling £420,659.95. Claim has been denied in its entirety and a counter-claim lodged for losses caused by the Claimant. The final hearing conflicts with Mojela’s Consequentials hearing and thus the Company has applied to postpone it. During the year ended December 31, 2023, the parties entered into an agreement to settle this dispute for a sum if £67,392 to be paid in installment, which is currently recorded under due to related parties account (note 16).

On May 12, 2023, Tejinder Virk, former CEO of the Company, issued a claim for Detriment and dismissal for alleged protected disclosures totaling £1,630,302.22 net. The claim has been denied in its entirely. Witness statements were exchanged on April 30, 2024 and the Tribunal hearing is scheduled to take place by video between May 8-10, 13-17 and 20 – 22, 2024.

On May 15, 2023, Vidya Iyer, the Company’s former SVP of Finance issued a claim for amounts owing under her employment agreement totaling £151,774. Claim has been denied in its entirety and a counter-claim lodged for losses caused by the Claimant. Final hearing by video is slated between April 3, 2024 to April 5, 2024. Claimant updated her schedule of loss on December 19, 2023. Documents to be exchanged by January 8, 2024 with bundle to be produced by January 29, 2024. Witness statements to be exchanged by March 18, 2024. Subsequent to the year ended December 31, 2023, the Company entered into a settlement agreement with Vidya Iyer to settle this dispute for a sum of £30,000 to be paid in installment (note 23).

Subsequent to the year ended December 31, 2023, the Company’s former CFO filed a claim against the Company for unpaid CFO fees and invoices from the period December 2022 through November 2023 (note 23).